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As filed with the Securities and Exchange Commission on March 26, 2013

1940 Act File No. 811-22815

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No. 1

EXCELSIOR PRIVATE MARKETS FUND III (TE), LLC

Exact Name of Registrant as Specified in Charter

100 Federal Street, Boston, MA 02110

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (866) 921-7951

Marina Belaya, Esq.

114 West 47th Street

NY8-114-09-02

New York, NY 10036

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:

Timothy F. Silva, Esq.

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

EXPLANATORY NOTE

This Registration Statement of Excelsior Private Markets Fund III (TE), LLC (the “Registrant” or the “Fund”) has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Limited liability company interests in the Registrant (“Interests”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are (i) ”accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is designed for investment primarily by tax-exempt and tax-deferred investors. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

EXCELSIOR PRIVATE MARKETS FUND III (TE), LLC

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement of Excelsior Private Markets Fund III (TE), LLC contains the following documents:

Facing Sheet

Explanatory Note

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibit Index

Exhibits

PART A

Responses to all or a portion of certain Items required to be included in Part A of this Registration Statement are omitted pursuant to Paragraph 3 of Instruction G of the General Instruction to Form N-2.

ITEMS 1-2.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE AND SYNOPSIS.

The fee table below is intended to assist investors in the Fund (“Investors”) in understanding the various costs and expenses that the Fund expects to incur, and that Investors can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2014, and assumes that the Fund raises $85 million in total capital commitments from Investors to the Fund (the “Commitments”), that 30% of total commitments are drawn down in the first year (after the final closing), and that 40% of drawn-down Commitments are invested in the Portfolio Funds (as defined below) in the first year (after the initial closing).

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(1)	2.50%
Minimum Sales Load (as a percentage of offering price)	0%
Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee(2)	1.50%
Interest Payments on Borrowed Funds	0.00%
Other Expenses(3)	0.39%
Acquired Fund (Master Fund and Portfolio Funds) Fees and Expenses(4)	4.83%
Total Annual Expenses	6.72%

(1)

In connection with the initial and additional purchases of Interests, investors may be charged a placement fee (sales load) (the “Placement Fee”) of up to 2.50% of the investment amount. The Placement Fee will be waived for certain types of investors.

(2)

Includes the investment advisory fee (the “Advisory Fee”) payable by Excelsior Private Markets Fund III (Master), LLC (the “Master Fund”), a Delaware limited liability company that is also registered under the 1940 Act, to Bank of America Capital Advisors LLC (the “Investment Adviser”) and the management fee payable by the Fund (the “Management Fee”) to the Investment Adviser. However, neither the Advisory Fee nor the Management Fee rate is payable based on a percentage of net assets. Rather, the the Advisory Fee and Management Fee rates are based on anticipated capital contributions to, and investments by, the Master Fund during the current fiscal year. More specifically, the Advisory Fee is a quarterly fee payable at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the final closing (the “Commitment Period”), based on the total capital commitments (the “Underlying Commitments”) entered into by the Master Fund with respect to investments in underlying funds (the “Portfolio Funds”); and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value (“NAV”) of the Master Fund. In accordance with the terms of a separate agreement between the Investment Adviser and the Fund (the “Management Agreement”), the Management Fee is calculated and paid by the Fund quarterly in arrears in an amount which is determined by applying the annual rate of 0.50% as follows: (i) during the Commitment Period, based on the portion of the Master Fund’s Underlying Commitments attributable to the Fund (based on the Fund’s commitments to the Master Fund relative to those of the other feeder funds invested in the Master Fund), and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the NAV of the Fund. Note: A carried interest of 5% payable to the Investment Adviser is not included because no carried interest is expected for the fiscal year ending March 31, 2014. See Item 9.1(f) “Advisory Fees” and Item 9.1(f) “Allocation of Profit and Loss; Distributions.” If the Advisory Fee rate and/or Management Fee rate were expressed as a percentage of the Fund’s net assets rather than as described above, the rate could be higher than the figure expressed in the fee table above at certain times during the Commitment Period. This is because, during the Commitment Period the Master Fund may make Underlying Commitments at a rate faster than it calls or invests capital in the underlying investments.

(3)

Based on estimated expenses for the fiscal year ending March 31, 2014. Includes the direct expenses of the Fund (other than the Management Fee). Also includes offering and organizational expenses up to a maximum of $500,000 for the combined organizational expenses of the Fund, the Master Fund, the Offshore Fund (as defined below) and the Taxable Investor Feeder (as defined below) that invests in the Master Fund, which are non-recurring items. Does not include the fees and expenses of the Portfolio Funds in which the Fund intends to invest in, based upon the anticipated net proceeds from this offering.

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(4)

Includes the Fund’s share of the ordinary operating expenses of the Master Fund (other than the Advisory Fee of the Master Fund, which is included as a separate line item) that are expected to be borne by the Fund, and the expected fees and expenses of the Portfolio Funds, each for the fiscal year ending March 31, 2014, based upon the anticipated net proceeds from this offering. Fees and expenses of Portfolio Funds are based on expected fees and expenses and range from 0.2% to 15.99%. Future Portfolio Funds’ fees and expenses may be higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. Performance-based fees are not included because no performance-based fees are expected to be paid during the first year of the Fund’s operations. Performance-based fees or allocations paid to a manager of a Portfolio Fund (a “Portfolio Fund Manager”) by a Portfolio Fund generally range between 20% to 30% of the net capital appreciation (if any) in the assets managed by the Portfolio Fund Manager.

The purpose of the table above and the examples below is to assist prospective Investors in understanding the various costs and expenses Investors in the Fund will bear directly or indirectly.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$92	$187	$279	$510

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $50,000 investment, assuming a 5% annual return:	$4,581	$9,356	$13,927	$25,508

The Examples above are based on the fees and expenses set forth above. It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

The Investment Adviser generally bears all of its own costs incurred in providing investment advisory services to the Master Fund and management services to the Fund.

The Advisory Fee will be computed as a percentage of the Master Fund’s Underlying Commitments (or, after the fifth anniversary of the final closing of the Fund, as a percentage of the Master Fund’s net asset value) as of the start of business on the last business day of the prior quarter and will be due and payable in arrears after the end of that quarter. “Net assets” means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Master Fund.

The Fund bears its own expenses, the expenses of the Offshore Fund (defined below), and indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund’s fees and expenses not otherwise borne by the Investment Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Fund Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments and prospective investments, including all costs and expenses incurred in connection with its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; the Advisory Fee and the Management Fee payable to the Investment Adviser; fees and travel-related expenses of the board of managers of the Master Fund who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and/or the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund and/or the Master Fund; all extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers of the Fund (the “Board” or “Managers”).

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The Fund, through its investment in the Master Fund, indirectly bears the fees and expenses of each of the Portfolio Funds in connection with their operations. The categories of expenses generally will be similar to the categories of expenses incurred by the Fund and the Master Fund, but the nature and extent of the Portfolio Funds expenses are expected to vary substantially and may include other categories. The Portfolio Fund Managers generally charge asset-based management fees to, and receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from, the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations will be in addition to those incurred by the Fund and the Master Fund. As an investor in Portfolio Funds, the Master Fund will bear its pro rata share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Fund Managers. The Fund will pay its pro rata share of these expenses and fees by virtue of its investment in the Master Fund. Generally, the Portfolio Funds are expected to have management fees of approximately 1.0% to 2.5% of the relevant Portfolio Fund’s commitment and carried interest allocations of 20% to 30% of the Portfolio Fund’s profits. Specific timing and priority of allocations and distributions will vary among the Portfolio Funds.

ITEMS 3.2,  and 4 THROUGH 7.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT.

Description of the Fund

Excelsior Private Markets Fund III (TE), LLC (the “Fund” or the “Registrant”) is a limited liability company organized under the laws of the State of Delaware on March 18, 2013 and is registered under the 1940 Act as a closed-end non-diversified management investment company. The Fund invests all or substantially all of its assets in the Excelsior Private Markets Fund III (Offshore), LDC, (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund in turn invests all or substantially all of its assets in the Excelsior Private Markets Fund III (Master), LLC, a Delaware limited liability company that is also registered under the 1940 Act, as part of a “master/feeder” structure. The Master Fund has the same investment objective and substantially the same investment policies and restrictions as those of the Fund and the the Offshore Fund, as further described below. References to the Fund’s investments, which are all made through the Master Fund, also implicitly include investment through the Offshore Fund.

The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets. The Offshore Fund is interposed between the Fund and the Master Fund and serves as an intermediate entity so that any income generated by the Master Fund is not ultimately recognized by Investors as unrelated business taxable income (“UBTI”). The Offshore Fund is treated as a corporation under the taxation laws of the United States. Any income received by the Offshore Fund is distributed to the Fund as dividend income. UBTI should therefore not flow through the Offshore Fund to an Investor provided that the Investor does not itself incur indebtedness to finance its investment in the Fund. See Item 23 “Certain Tax Considerations.”

The Fund will offer and sell units of limited liability company interests in the Fund (the “Interests”) in minimum denominations of $50,000 (subject to the discretion of the Board to accept lesser amounts) to prospective Investors who are (A) “accredited investors” as defined in Regulation D under the Securities Act, (B) “qualified clients” as defined in Rule 205-3 under the Advisers Act (see Item 10.1), and (C) one of the following: (1) a pension, profit-sharing, or other employee benefit trust that is exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), by reason of qualification under Section 401 of the Code; (2) an employee benefit plan or other program established pursuant to Sections 403(b), 408(k) or 457 of the Code; (3) a deferred compensation plan established by a corporation, partnership, non-profit entity or state and local government, or government-sponsored program, in each case, which is generally exempt from U.S. federal income tax; (4) a foundation, endowment or other organization that is exempt from taxation under Section 501(c) of the Code (other than an organization exempt under Section 501(c)(1)); (5) an IRA (including regular IRA, spousal IRA for non-working spouse, Roth IRA and rollover IRA); or (6) a state college or university (collectively, “Eligible Investors”) in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. The anticipated aggregate offering size for the Master Fund is approximately $150 million (or higher, in the discretion of the Investment Adviser), with the minimum aggregate offering size set at $60 million.

The Fund may offer Interests through multiple closings, which are anticipated to occur over a period of up to one year following the initial closing, provided that the Board may extend such period. An Investor participating in a closing that occurs after the initial closing may be required to pay interest to the Investors that invested prior to the admission of such additional Investor at a rate of 8% per annum on such Investor’s initial capital contribution, for the period beginning on the date of the initial closing date through the date of the Investor’s capital contribution. Such payments to the existing Investors will not be capital contributions to the Fund, but will reduce the amount of capital contributed to the Fund by such Investor.

A separate feeder fund, Excelsior Private Markets Fund III (TI), LLC (the “Taxable Investor Feeder”), has been established for investments by entities that are subject to U.S. federal income tax. The Taxable Investor Feeder invests substantially all of its assets in the Master Fund. In addition, other feeder funds that invest in the Master Fund alongside the Fund may be established from time to time. Such other feeder funds may be established for different investors with different terms and conditions. Bank of America Capital Advisors LLC serves as the investment adviser and management services provider of the Fund. Prospective Investors whose subscriptions to purchase Interests are accepted by the Fund will become Investors by being admitted as members of the Fund.

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The minimum Commitment to the Fund is $50,000, although the Fund reserves the right to accept Commitments of lesser amounts in its discretion.

The Fund has not yet identified all of the potential investments that will ultimately be made (through the Master Fund, as described below) with the Commitments. The Investor’s full Commitment will not be immediately invested. The Fund will, through the Master Fund, invest in Portfolio Funds as Commitments are drawn. Commitments may be drawn down at any time, by the Fund making a capital call upon at least ten (10) business days’ prior written notice (including email) to either the Investor or the Investor’s designee. Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund’s discretion to make capital calls at different times and in different amounts):

Year 1: 30%

Year 2: 25%

Year 3: 25%

Year 4: 20%

Year 5: 0%

The above schedule is subject to change. For example, the Fund may extend the schedule or any capital call, or may determine not to draw the full amount of the Commitment. Any amounts drawn (except for cash reserved to cover Fund expenses) will be invested within six (6) months of the drawdown date (such investments may take the form of a binding legal commitment).

Investors understand that by agreeing to invest in the Fund, each is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all of the Commitment will be requested immediately, if there is a capital call Investors are committing to make funds available within the time designated. Investors should understand that if a capital call is received, they will have to either immediately transfer additional funds to their account at Bank of America Corporation (“Bank of America”) or immediately direct Bank of America to liquidate investments in their account and to transfer them to the Fund to honor the Commitment.

The Fund may, in the Investment Adviser’s sole discretion, charge a defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor. Such charge may be incurred by specially allocating such expenses and losses to the capital account (the “Capital Account”) maintained on the books of the Fund for the defaulting Investor. In addition, the Fund may, in the Investment Adviser’s sole discretion, take other actions with respect to defaulting investors, including without limitation: (i) borrowing funds to cover defaulted capital calls, at a rate established with a third party lender or using the Fund’s internal capital at a rate of 8% per annum, and causing the defaulting Investor to bear such interest and other costs associated with such borrowing, and/or (ii) excluding defaulting Investors from participating in future capital calls.

Term

The Fund will remain in existence for a period of ten years, subject to two two-year extensions, which may be approved by the Board, and further extensions to be approved by a majority-in-interest of the Investors thereafter.

Investment Objective

The investment objective of the Fund is to provide attractive long-term returns to Investors through investments in a diversified portfolio of professionally managed private equity Portfolio Funds and select direct investments through the Offshore Fund and the Master Fund in in portfolio companies. The Fund, through the Offshore Fund and the Master Fund, will primarily invest in newly formed private equity Portfolio Funds. The Master Fund may also invest, on an opportunistic basis, in secondary investments in private equity Portfolio Funds acquired from investors in such Portfolio Fund (each, a “Secondary Investment”) and directly in portfolio companies alongside Portfolio Funds or the other fund of funds vehicles managed by the Investment Adviser or its affiliates (each, a “Direct Investment”).

In pursuing its investment objective, the Fund will invest substantially all of its assets in the Offshore Fund, which in turn invests all or substantially all of its assets in the Master Fund. The Offshore Fund and the Master Fund have the same investment objective and substantially the same investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a “master/feeder” structure. The Investment Adviser serves as investment adviser of the Master Fund and provides management services to the Fund. Neither the Fund nor the Investment Adviser guarantees any level of return or risk on investments and there can be no assurance that the investment objective will be achieved.

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Investment Process

The Investment Adviser employs a disciplined approach to identifying attractive investment opportunities with significant upside potential. This approach is based on multiple criteria including current market conditions, the economic outlook over the investment period, the quality and continuity of the professional team, prior funds’ performance and investment style. The Investment Adviser continually monitors and refines its investment evaluation methods based on the evolution of the private equity markets, developing investment themes by sector, focus or geography. By focusing on these themes, the Investment Adviser is able to quickly address potential opportunities.

The Investment Adviser applies a highly structured investment evaluation process in its analysis of investment opportunities. Key elements of this process involve sourcing investment opportunities, applying selection criteria, performing investment due diligence and negotiating terms, and extensive oversight and monitoring of investments.

Sourcing Investment Opportunities. The Investment Adviser has developed many relationships in the private equity industry since it was formed in 1998. In addition, the Investment Adviser intends to benefit from the historic and current investment relationships of its affiliates. The Investment Adviser frequently learns of a Portfolio Fund Manager’s plans for raising capital six to nine months before such effort is formally launched. As part of its fund selection process, the Investment Adviser maintains a calendar of prospective investments that at any given time projects expected capital-raising activities within the next twelve to eighteen months. While the Investment Adviser’s and its affiliates’ historic relationships provide the bulk of deal flow, the Investment Adviser’s position within the industry provides deal flow from relationships with leading placement agents, leads provided within the Bank of America network and unsolicited submissions. The Investment Adviser thus sees a significant portion of the opportunities in the market each year, regardless of whether it has previously invested with the Portfolio Fund Manager.

Secondary investment opportunities can arise from a variety of sources. The Investment Adviser has developed a network of placement agents who specialize in connecting sellers of private equity fund interests with buyers. In addition, the Portfolio Fund Managers on occasion let their limited partners know that another limited partner is interested in selling their interest in a particular fund. In some instances limited partners in particular funds have preferential rights to acquire interest because of right of first refusal provisions in the Portfolio Fund Manager’s limited partnership agreements. Secondary Investments are not freely tradable in the manner of public securities, but rather transfers of interests are subject to the consent of the Portfolio Fund Managers. Sourcing and closing Secondary Investments requires the ability to negotiate acceptable terms with both sellers and the Portfolio Fund Managers.

Sourcing direct co-investments is an extension of the extensive historic relationships held with these managers. Certain of the Portfolio Funds with which the Investment Adviser has a relationship may offer to the Master Fund the opportunity to co-invest in select individual deals alongside the Portfolio Fund. The Investment Adviser’s assessment of these opportunities will depend significantly on the due diligence performed by the Portfolio Fund Manager. However, in some instances, the company’s management team as well as the relevant financial and operational data will be made available to the Investment Adviser as part of its due diligence process.

Selection Criteria and Process. Through its analysis, the Investment Adviser regularly updates its universe of potential Portfolio Fund Managers of private equity investment products and reviews this list periodically with the Investment Adviser’s Private Equity Real Estate Investment Committee. The target investments for the Master Fund selected from this universe frequently may be Portfolio Fund Managers that have a previous investing relationship with the Investment Adviser and/or its affiliates. This provides the Investment Adviser with institutional knowledge of how a firm creates value and manages its affairs under different circumstances and through different markets and economic cycles. In reviewing this information for the purpose of evaluating potential investments, the Investment Adviser also takes into account several screening factors, including:

•	whether a private equity firm’s relevant prior funds have consistently performed in the top quartile when measured against its peers of like vintage based upon industry data; and

•	whether, based on a qualitative assessment of a Portfolio Fund Manager, (a) there have been no material changes to the Portfolio Fund Manager’s personnel that could reasonably be expected to adversely affect such firm’s ability to successfully execute on its strategy, (b) the Portfolio Fund Manager’s current investment strategies are consistent with those that contributed to such Portfolio Fund Manager’s historic results, and (c) the Portfolio Fund Manager has acceptable quality and customary timeliness in its financial reporting to investors.

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Manager selection is a critical element of any investment process. Regardless of the asset class, investors commonly seek to invest capital with Portfolio Fund Managers that have historically performed in the top quartile when measured against their peers. Private equity is an asset class that relies on people to create value. It is an inefficient market that is highly dependent upon the skill of individuals to source attractive investment opportunities, create effective financial structures, execute on a business plan and time a successful exit from an investment.

Due Diligence and Terms of Agreements. Once an opportunity has been identified and is deemed to fit into the portfolio being constructed for the Master Fund, the Investment Adviser performs extensive due diligence on the Portfolio Fund Manager and the proposed Portfolio Fund. This due diligence focuses on evaluation of the Portfolio Fund Manager’s management, investment strategy, investment process and track record. Key aspects of the due diligence process include meetings with the Portfolio Fund Manager, reference checks, background investigations (where appropriate) and extensive financial modeling. The reference checks typically include discussions with portfolio company management, other investors and additional professionals who have worked with the principals of the firm being reviewed. Bank of America’s internal network has proven to be invaluable in better understanding a Portfolio Fund Manager’s investment process.

In addition, a member of the Investment Adviser, in conjunction with counsel, will lead the negotiation of investment terms and documents with each potential Portfolio Fund. The Investment Adviser’s staff understands what constitutes true “market provisions” and seeks to ensure that each document provides adequate protection for investors.

Managing Investments and Investor Reporting. The Investment Adviser maintains an ongoing management and monitoring program for investments it makes on behalf of the Master Fund. This serves as the foundation for the Investment Adviser to provide detailed communications to investors regarding portfolio performance and trends. All investment activity at the Portfolio Fund level is tracked and captured in the accounting system on a real time basis. This provides the Investment Adviser with the ability to track the investments down to the portfolio company level. Regardless of investment activity, all Portfolio Funds are evaluated on a quarterly basis. Utilizing reports provided by the Portfolio Funds, the Investment Adviser reviews each investment in the portfolio of the Portfolio Funds. This process is supplemented by discussions with the Portfolio Fund Managers and attendance at annual meetings where the portfolio companies’ performance and resulting valuations are discussed in detail.

Investment Allocation Approach

The Investment Adviser will seek to achieve the Fund’s investment objective by pursuing a strategy of investing the assets of the Fund, through the Offshore Fund and the Master Fund, primarily in investments in Portfolio Funds. The Master Fund may also invest, on an opportunistic basis, in Secondary Investments and Direct Investments. In the aggregate, Secondary Investments will be limited to 50% of the Master Fund’s capital commitments and Direct Investments will be limited to 10%. It is expected that under ordinary circumstances the Fund will commit at least 85% of Commitments through the Master Fund in Portfolio Funds.

Portfolio Funds may include private equity funds that pursue investment strategies in buyouts, venture capital and special situations (distressed debt, mezzanine, natural resources, opportunistic real estate, royalties and other non-traditionalprivate equity strategies perceived to be attractive by the Investment Adviser). Such funds often have a focus on one or more industry, country, region or investment-related themes. Such funds seek to generate returns primarily through long-term capital appreciation; however at times some Portfolio Funds may generate some current income and short-term capital appreciation.

Buyout. The Fund, through its investment in the Offshore Fund and the Master Fund, will focus its buyout investments in Portfolio Funds that specialize in various industries, capitalization sizes and value creation strategies of the buyout sector. This sector represents the largest area of investment within the private equity asset class. Based on Thomson Reuters Venture Economics data as of September 30, 2012, buyouts have accounted for approximately 62% of the capital that has been raised in private equity since 1985. Sponsor firms investing capital in the buyout sector tend to acquire companies that have established markets and current revenue streams. They typically seek to create value for investors by growing or improving the profitability of the businesses they acquire and use leverage as a tool to magnify the benefits to investors. Portfolio Fund Managers participating in the buyout sector utilize a wide variety of investment strategies in their efforts to create value. These strategies may involve a focus on:

•	Growth opportunities;

•	Consolidation plays in fragmented industries;

•	Spin-offs;

•	Public to private transactions;

•	Under-managed businesses; or

•	Turnaround situations.

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Buyout Portfolio Fund Managers also tend to segment themselves according to the size of investments that they make. Consequently, the fund size or the amount of commitments that a sponsor firm raises for a particular fund often is a proxy for the size of investments that a firm will make. This is because the sponsor firms themselves look to build diversified portfolios and typically target equity investments that are less than 15% of their aggregate commitments. Buyout Portfolio Fund Managers can be categorized in three broad groups: large-market buyout; middle-market buyout; and small-market buyout.

•	Portfolio Fund Managers participating in large-market buyouts typically are investing a minimum of $250 million to $1.5 billion or more of equity in individual transactions. Companies that support this level of investment typically have at least $1 billion in revenue, and are frequently one of the leaders in the industry in which they participate. Funds raised to support large market buyout strategies generally have in excess of $5 billion of committed capital.

•	Investments in the middle-market buyout segment produce a broad range of investment opportunities. Investments typically vary from as little as $50 million to as much as $300 million, in companies that have as little as $50 million in revenue to as much as $1 billion. Typically, investment opportunities in the middle-market segment involve companies that are the leaders in their respective markets. Funds raised to support middle-market buyout strategies generally have between $1 billion and $5 billion of committed capital.

•	The small-market buyout segment tends to involve investments of $10 million to $75 million of equity in companies that have less than $50 million in revenue. Funds raised to support small-market buyout strategies typically have less than $1 billion of committed capital. This segment is generally considered the most risky segment within the buyout sector because companies of this size tend to be more vulnerable to macro-economic factors and customer concentration risks.

Special Situations. The Fund’s special situations investments will focus on Portfolio Funds targeting distressed debt, mezzanine, natural resources, opportunistic real estate, royalties and other non-traditional investments. Based on Thomson Reuters Venture Economics data as of September 30, 2012, these types of funds have accounted for approximately 22% of the capital that has been raised in private equity since 1985.

The Investment Adviser believes that special situation funds provide additional diversification benefits for the Fund. While deploying capital over a period of time similar to traditional private equity funds, the cash distribution streams from special situation funds may vary and in some instances may be accelerated and/or contractually stipulated. Examples would include mezzanine funds where the Fund, through the Offshore Fund and the Master Fund, may receive cash derived from periodic scheduled interest payments or royalty funds where the Fund, through the Offshore Fund and the Master Fund, receives cash from royalty payments stipulated for a specific period of time. Special situation funds may also include elements of trading strategies such as distressed debt, or funds where the Fund, through the Offshore Fund and the Master Fund, may receive payment streams derived from the income generated by real assets such as is the case with natural resources and opportunistic real estate funds.

The Investment Adviser expects to apply consistent underwriting guidelines for all investments, including special situation funds. It believes that special situation funds can provide various benefits to investors, including the potential for capital efficiency improvement, which may occur when cash flow received in the early years of the Fund’s life is used to offset Investor Commitments.

Venture. The Fund, through the Offshore Fund and the Master Fund, will focus its allocation to venture capital in underlying investments that tend to focus on businesses in the technology or life sciences industries. Based on Thomson Reuters Venture Economics data as of September 30, 2012, this sector is the second largest segment of the private equity industry, accounting for approximately 16% of the capital raised in the private equity asset class since 1985.

The venture sector can be generally defined by three stages: (1) seed investments in companies that have not yet proven the viability of their business concept; (2) early-stage companies which have proven the viability of their business concept but require additional development time and capital before beginning revenue-generating activities; and (3) late-stage companies that are typically generating revenue but require additional capital to accelerate growth opportunities and further their business plan. Portfolio Funds that specialize in the venture sector typically focus on companies with high growth potential. Unlike the buyout sector, leverage is rarely used in connection with venture investments. The Fund’s venture investments will primarily concentrate on Portfolio Funds that focus on early-stage and late-stage portfolio companies.

Secondary Investments. Secondary Investments are often defined as the purchase of an interest in an existing fund where a current investor is seeking liquidity. The Investment Adviser believes that properly executed secondary investments can enhance the risk/return dynamics of the Fund due to:

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•	the transparency available to the buyer, as investments in the Portfolio Fund are at least partially, if not fully, identified and known,

•	discounts commonly applied to the purchase price (typically determined by reference to the Portfolio Fund’s net asset value) due to the relative illiquidity of the assets for sale,

•	the acceleration of the capital call process, and

•	the potential for nearer-term liquidity, as the assets are typically more mature than assets of a primary investment in the same sector.

Direct Investments. Direct investments, or those in which the Master Fund invests alongside a Portfolio Fund in an underlying portfolio company, may represent a maximum of 10% of Master Fund capital commitments. These opportunities will be pursued on an opportunistic basis to take advantage of the Investment Adviser’s historic relationships with top tier funds. The Investment Adviser believes direct investments may have the potential to enhance the risk/return dynamics of the Fund and the Master Fund through a lower cost structure, as typically the Portfolio Fund will not charge fees or carry on direct investments. Additionally, direct investments may provide an avenue for additional exposure to the investments of access-constrained funds in which primary fund-level allocations are limited.

Portfolio Construction

The Investment Adviser will seek to identify at least eight to fifteen investments within four to five years of the Fund’s initial closing. During the periods prior to the Master Fund’s being fully invested, the Master Fund’s portfolio will be more concentrated and the return of the Fund and the Master Fund will be based on fewer Portfolio Funds. The Fund and the Master Fund will leverage the relationships established by the Investment Adviser among private equity Portfolio Fund Managers to gain access to attractive Portfolio Funds. The Investment Adviser will employ a proactive, disciplined and diligent investment process by which prospective Portfolio Funds will be sourced, reviewed and selected.

The Investment Adviser will seek to tactically over-weight or under-weight the Master Fund’s allocation to the various private equity strategies perceived by the Investment Adviser to be more or less attractive from an expected risk and return perspective. Tactical allocations are influenced by a value-oriented perspective with regards to capital flows within a private equity strategy, valuations for new investments to be made by Portfolio Funds, risk within transaction structures, expectations for change within a strategy over the near-term and perceived attractiveness for a private equity strategy. The exposures to specific private equity strategies will also be influenced by the Investment Adviser’s analysis of the Portfolio Fund Managers.

Although the Investment Adviser may target specific strategies, regions or industries for investment, the Investment Adviser will not compromise on the caliber of the Portfolio Fund Managers pursued for investment in order to make an allocation to a targeted strategy. The chart below presents the expected private equity strategy allocations for the Master Fund in the current market environment relative to the long-term capital flows in private equity.

Private Equity Strategy Allocation[1]

Strategy	Fund Target Weight	Long-Term Market Weight
Buyout/Growth Capital	50%-80%	70%
Venture Capital	10%-20%	15%
Special Situations	10%-30%	15%

Anticipated Geographic Allocation

Region	Allocation
North America	50%-80%
Europe	20%-40%
Asia	5%-25%
Other	0%-15%

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[1]	There can be no assurance that the positions created by the Portfolio Funds selected for the Master Fund will create a portfolio with the allocations described above. Beyond the investment restrictions set forth in the limited partnership agreements (or other organizational documents) of the Portfolio Funds, the Investment Adviser does not control and does not have influence on the investment activity of the Portfolio Fund Managers investing the capital of the Portfolio Funds.

Secondary Investments and Direct Investments do not consititute a separate allocation, rather the Portfolio Fund interest acquired shall be categorized according to the sector and geographic factors referenced above.

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Investment Policies and Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental investment restrictions are as follows:

1.	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government-issued securities) of issuers engaged in any single industry. In applying the Fund’s 25% limitation on investment in a single industry, the Fund will consider the investment strategies of the Portfolio Funds with respect to specific industry-oriented investment strategies. The Fund will not, however, apply the industry concentration policy on a look-through basis. For the avoidance of doubt, this 25% limitation on investment in a single industry does not restrict or limit: (i) the Fund’s authority to pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund) or (ii) the Fund’s or the Master Fund’s authority to invest 25% or more of the value of its total assets in Portfolio Funds.

2.	The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes.

3.	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.	The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.	The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments (through the Offshore Fund). The Master Fund has fundamental investment restrictions that are substantially the same as those of the Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described herein do not apply to Portfolio Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. With respect to these investment restrictions and other policies, the Fund will not look through the Portfolio Funds to their underlying securities.

The Master Fund may engage in borrowing to cover Fund expenses, to “bridge” capital contributions or to cover Investor defaults. The Master Fund may borrow from an affiliate, subject to regulatory approvals, or a third-party, pursuant to a credit facility. The Master Fund may borrow in advance of a closing with Investors to permit it to make initial capital contributions to Portfolio Funds or at a later date to fulfill ongoing commitments. Thus, the Master Fund may be leveraged prior to closing or thereafter. Drawdowns from Investors or distributions from Portfolio Funds may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility. In the event the Master Fund does not have sufficient commitments to pay its borrowings in full, it is possible that the Master Fund would default on its borrowing or its commitments to a Portfolio Fund or Portfolio Funds, and unless another source of funds is obtained, Investors in the Fund could be adversely affected. In addition, private equity acquisitions by Portfolio Funds will generally include significant leverage at the portfolio company level. Such leverage can increase the return on an investment, but it also creates additional risk because, in the event that decreases in value cause the investment to be worth less than the amount borrowed, the investment can be lost. However, there is no guarantee that the Master Fund will borrow or that a credit facility will be available for the Master Fund.

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The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% if its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).

Risk Factors

The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest substantially all of its assets in the Master Fund (through the Offshore Fund) in pursuit of its investment objectives, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. As stated above, the Master Fund, the Offshore Fund and the Fund have the same investment adviser and have substantially the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund, the Offshore Fund and the Master Fund, and all references to the Investment Adviser refer to the Investment Adviser as the investment adviser of the Master Fund and the management services provider of the Fund, unless the context suggests otherwise. In considering participation in the Fund, the prospective Investors should be aware of certain risk factors, which include the following:

1.	Business and Market Risks

The Fund’s investment portfolio will consist of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. This strategy may include the purchase of distressed opportunities in equity or debt, the issuance of mezzanine or other debt-related strategies, or other opportunities in the private equity realm that the Investment Adviser determines to meet the investment objectives of the Fund. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

2.	Lack of Operating History

The Fund is a newly formed entity and has no operating history upon which prospective Investors can evaluate its performance. The investment program of the Fund should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessment of the short-term or long-term prospects of investments will prove accurate or that the Fund will achieve its investment objectives. Past performance of the Portfolio Fund Managers is no indication of future performance.

3.	Dependence on the Investment Adviser

To the extent that the Fund invests its assets in the Master Fund (through the Offshore Fund), the Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Portfolio Fund Managers with which the Master Fund invests, and the Investment Adviser’s ability to select, allocate and reallocate effectively the Master Fund’s assets among Portfolio Funds. The performance of the Investment Adviser’s prior investments is not necessarily indicative of the Fund’s future results and the performance of the Portfolio Fund Managers’ prior investments are not necessarily indicative of any Portfolio Fund’s future results.

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4.	Investment in Junior Securities

Although it is expected that the Portfolio Funds generally will invest in securities that are relatively senior within a portfolio company’s capital structure, it is possible that the Portfolio Funds may from time to time invest in securities that are among the more junior securities in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

5.	Leveraged Investments

A Portfolio Fund’s investments, depending upon its strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

6.	Limited Transferability of Interests

There will be no public market for the Interests, and none is expected to develop. There are substantial restrictions upon the transferability of Interests under the Limited Liability Company Agreement of the Fund (the “Operating Agreement”) and applicable securities laws.

7.	Diversification of Investments

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. However, the Fund generally will not commit more than 25% of the value of total Commitments by Investors (measured at the time of the Commitment) in the securities of a single Portfolio Fund. The Investment Adviser believes that this approach helps to reduce overall investment risk.

8.	Concentration of Portfolio Fund Investments

Each Portfolio Fund will participate in a limited number of investments and may seek to make several investments in one industry or one industry segment. As a result, each Portfolio Fund’s investment portfolio could become highly concentrated, and the performance of a few holdings may substantially affect its aggregate return. Furthermore, to the extent that the capital raised is less than the targeted amount, a Portfolio Fund may invest in fewer portfolio companies and thus be less diversified. Various Portfolio Funds may invest in the same portfolio companies and this could result in even less diversification at the Fund level.

9.	Risks Associated with Secondary Market Investments

Competition for Secondary Market Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a ROFR or Dutch auction) which can restrict the availability of such opportunity for the Fund. No assurance can be given that the Fund will be able to identify investment opportunities that satisfy the Fund’s investment objectives and desired diversification goals or, if the Fund is successful in identifying such investment opportunities, that the Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

Nature of Secondary Market Investments. The Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to NAV, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary interests, the structure of such acquisitions and the overall success of the private equity Portfolio Fund.

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Pooled Secondary Market Investments. The Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Fund than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments which the Investment Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Market Investments. In the cases where the Fund acquires an interest in a private equity fund through a secondary transaction, the Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the private equity Portfolio Funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Fund is invested may result in (i) the Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Fund’s inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

10.	Illiquidity; Lack of Current Distributions

An investment in the Fund is illiquid. In addition, the Fund, indirectly through its investment in the Offshore Fund and the Master Fund, will acquire privately offered interests in Portfolio Funds. Transfers of interests and withdrawals within Portfolio Funds will be severely restricted. It is uncertain as to when profits, if any, will be realized. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The return of capital and the realization of gains, if any, generally will occur only upon the partial or complete disposition of an underlying investment by a Portfolio Fund. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after the initial investment. Before such time, there may be no current return on the investment.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund’s early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

11.	Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

12.	Tax Laws Subject to Change

It is possible that the current federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

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13.	In-Kind Distributions

Portfolio Funds may make in-kind distributions to the Master Fund, and the Master Fund may make in-kind distributions to the Fund. Particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities which are not marketable. While the general policy of the Fund will be to liquidate such investment and distribute proceeds to the Investors, under certain circumstances when deemed appropriate by the Board, an Investor may receive in-kind distributions from the Fund.

14.	Projections

Projected operating results of a company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

15.	Carried Interest

The carried interest held by the general partner, manager or equivalent of a Portfolio Fund may create an incentive for the Investment Adviser or a Portfolio Fund Manager to make high risk portfolio investments in hope of achieving a larger return for the holder of the carried interest. The Portfolio Fund Manager (or an affiliate) of each Portfolio Fund will receive carried interest allocations to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager (or affiliate) with positive performance may receive carried interest from the Master Fund, which is borne indirectly by Investors, even if the Master Fund’s and the Fund’s overall returns are negative.

16.	Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

17.	Non-U.S. Investments

The Fund may invest (indirectly through the Offshore Fund and the Master Fund) in a Portfolio Fund that is organized outside of the United States or a Portfolio Fund may invest in portfolio companies that are organized or have substantial sales or operations outside of the United States. Such investments may be subject to certain additional risk, due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments and imposition of foreign taxes on the Fund and/or the Investors.

18.	Independent Counsel

No independent counsel has been retained to represent the interests of the Investors. None of this Registration Statement, the Fund’s Confidential Private Offering Memorandum or the Fund’s Operating Agreement has been reviewed by any attorney on behalf of the Investors. Legal counsel to the Fund and Investment Adviser does not represent any Investor.

19.	Increased Regulatory Scrutiny and Reporting

In the environment following the market events of 2008 and 2009, the Fund and the Investment Adviser expect increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding, among other things, the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations, such as reporting requirements regarding its investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor’s account with the Fund, including suspending the Investor’s right to redeem funds or assets from the Fund pending the Fund’s receipt of instructions regarding the Investor’s account from the appropriate governmental or regulatory authority.

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20.	Private Offering Exemption

This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to “rules and regulations issued by the SEC under Section 4(2) of the Securities Act.” Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(2) alone. Because of the lack of uniformity among the state’s securities laws and their general complicated nature, the Fund has chosen not to incur the expense and burden of reviewing exemptions under each state’s laws, but rather rely on the uniform exemption provided by Regulation D.

No assurance can be given that the offering currently qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Regulation D exemption is lost, the Fund may not be able to avail itself of other state exemptions and successful claims or suits for rescission may be brought and successfully concluded for failure to register these offerings or for acts or omissions constituting offenses under the Exchange Act, or applicable state securities laws.

21.	Manager Liability

In certain circumstances each Portfolio Fund is expected to receive the right to appoint a representative to the board of directors of the companies in which it invests. Serving on the board of directors of a portfolio company exposes the Portfolio Fund’s representatives, and ultimately the Portfolio Fund, to potential liability. Although portfolio companies often have insurance to protect directors and officers from such liability, not all portfolio companies may obtain such insurance, which may be insufficient if obtained.

22.	Public Company Holdings

A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.

23.	Delayed Schedule K-1s

The Fund expects to be unable to provide final Schedule K-1s to Investors for any given tax year until after April 15 of the following year. Investors should be prepared for a substantial delay in receiving final Schedule K-1s. The final Schedule K-1s will not be available until the Master Fund has received tax-reporting information from its Portfolio Funds necessary to prepare final Schedule K-1s. Investors will likely be required to obtain extensions of the filing dates for their U.S. federal, state, and local income tax and information returns. Investors will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions and information. Each prospective Investor should consult with its own adviser as to the advisability and tax consequences of an investment in the Fund. Portfolio Funds and their portfolio companies may engage in business, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Investors, by virtue of their participation in the Fund, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Fund may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

24.	Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

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Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

25.	Capital Contributions

The Master Fund has not yet identified all of the potential investments that it will make with the Commitments it receives from the Fund. The Investor’s full Commitment will not be immediately invested. The Fund (through its investment in the Offshore Fund and the Master Fund) will invest in Portfolio Funds as Commitments are drawn (generally within 6 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund’s performance will only include the Commitments that have been drawn-down, thus an Investor’s individual performance may be lower than the performance of the Fund.

26.	Default

The Master Fund, in general, will not always contribute the full amount of the Fund’s commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund, and in turn the Fund).

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund’s investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Investment Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

27.	Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

28.	Limited Investment Opportunities

In sourcing investment opportunities, the Fund will leverage the relationships established by the Investment Adviser and its affiliates among private equity Portfolio Fund Managers to gain access to attractive Portfolio Funds. However, as registered investment companies, the Master Fund and the Fund will be required to make certain public disclosures and regulatory filings regarding their operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, private equity Portfolio Fund Managers may view such filings as contrary to their business interests and deny access to the Master Fund, but may permit other, non-registered funds or accounts, managed by the Investment Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain private equity funds that are held by other unregistered funds or accounts managed by the Investment Adviser or its affiliates, even though those private equity funds are consistent with the Fund’s investment objective. In addition, certain provisions of the 1940 Act prohibit the Master Fund and the Fund from engaging in transactions with the Investment Adviser; however, unregistered funds also managed by the Investment Adviser are not prohibited from the same transactions. As a result, the Master Fund and the Fund, due to their status as registered investment companies, may be ineligible to participate in certain opportunities that will be available to unregistered investment companies advised by the Investment Adviser.

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29.	Competition for Investment Opportunities

Many institutional investors, including other fund-of-funds entities, may seek to invest in many of the same Portfolio Funds in which the Master Fund may also seek to invest. Some of those Portfolio Funds may limit the number of investors and the amount of capital they raise, which may limit or eliminate the ability of the Master Fund to invest in those Portfolio Funds.

In addition, numerous investors will be competing with the Portfolio Funds for desirable investment opportunities. Because of this competition, the Portfolio Funds might not be able to participate in attractive investments that would otherwise be available to them. In addition, competition for investments may also increase the pre-money value of prospective portfolio companies, which may adversely affect investment returns.

30.	Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Investment Adviser or the Portfolio Fund Managers.

31.	Portfolio Company Risks

Portfolio companies in which the Portfolio Funds invest will be subject to the risk that a proposed service or product cannot be developed successfully with the resources available to the enterprise. There can be no assurance that the development efforts of any portfolio company will be successful or, if successful, will be completed within the budget or time originally estimated. Additional funds may be necessary to complete such development, to achieve market acceptance, to support expansion or to achieve or maintain competitive positions. The portfolio companies may not be able to obtain such funds on favorable terms, or at all.

Many of the portfolio companies of a Portfolio Fund may operate at a loss or with highly erratic operating results. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Investment Adviser anticipates that the Fund (through the Master Fund and the Portfolio Funds) will be making significant investments in companies in a number of sectors, some of which are rapidly changing, and such companies may face increased risks of product or service obsolescence. There can be no assurance that any particular portfolio company will succeed.

32.	Currency Risks

The Fund’s investments that are denominated in currencies other than the U.S. dollar are subject to the risk that the value of the particular currency will change in relation to one or more other currencies. As a result, the Fund could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Adviser may try to hedge these risks by investing in foreign currencies, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

33.	Multiple Tiers of Expenses

An Investor who meets the conditions imposed by a Portfolio Fund Manager, including minimum initial investment requirements that may, in many cases, be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Fund or with its Portfolio Fund Manager. By investing in Portfolio Funds indirectly through the Fund, the Offshore Fund and the Master Fund, an Investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, a pro rata portion of the asset-based fees and expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, and other expenses borne by the Master Fund as an investor in Portfolio Funds.

34.	Lack of Portfolio Information

The Investment Adviser receives detailed information from each Portfolio Fund Manager regarding the investment performance and investment strategy of Portfolio Funds. The Investment Adviser may have little or no means of independently verifying information provided by Portfolio Funds of their Portfolio Fund Managers and thus, may not be able to ascertain whether Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies.

35.	Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund (through the Offshore Fund). The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

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35.	Investing through the Offshore Fund

Man-Glenwood Lexington TEI, LLC, or an affiliate thereof, a non-affiliated investment company, has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund (the “Patent Application”). The Patent Application may impose additional costs on the Fund and cause the Fund to incur losses that may be borne by Investors.

ITEM 9. MANAGEMENT.

ITEM 9.1(a)

The Role of the Board

The Board is expected to oversee the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management and operation of the Fund. For example, the Investment Adviser will have responsibility with respect to the investment of the Fund's assets in accordance with the Fund's investment policies and restrictions and provides the Fund with certain management, administrative and other services. The Board is not expected to have responsibility for the day-to-day management of the Fund, and its oversight role will not make the Board a guarantor of the Fund's investments or activities.

The Board is expected to appoint various individuals of the Investment Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund's operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Investment Adviser regarding the Fund's operations. For example, the Chief Financial Officer of the Fund is expected to provide reports as to financial reporting matters, the Fund's portfolio manager will periodically report as to the Fund's investment activities and performance. Some of these reports will be provided as part of scheduled Board meetings, which typically will be held quarterly in person, and will involve the Board's review of recent Fund operations. From time to time one or more members of the Board may also interact informally with management between scheduled Board meetings to discuss various topics.

Board Structure, Leadership

The Board is expected to structure itself in a manner that it believes allows it to perform its oversight function effectively. All of the Fund’s Managers, including the Chairman of the Board, will be Independent Managers, which are Managers that are not affiliated with the Investment Adviser. The Board is expected to establish three standing committees: an Audit Committee; a Valuation Committee; and a Nominating Committee.

The Independent Managers are expected to engage their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board is expected to determine that its structure, in which all of the Managers, including the Chairman of the Board, are Independent Managers, is appropriate in view of the significant services that the Investment Adviser provides to the Fund and potential conflicts of interest that may arise from the Fund's relationship with the Investment Adviser.

Board Oversight of Risk Management

As part of its oversight function, the Board will receive and review various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund's Chief Financial Officer and with the Fund's independent public auditors to discuss, among other things, annual audits of the Fund's financial statements and the auditor's report thereon and the auditor's annual report on internal control.

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Board of Managers and Officers

Any vacancy on the Board may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Investors. The Fund’s officers are appointed by the Managers and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Investment Adviser or its affiliates. Certain of the Managers identified below are not affiliated with the Investment Adviser, or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act of either the Fund or the Investment Adviser (such Managers, the “Independent Managers”). The Managers and officers of the Fund also may be directors and officers of other investment companies managed or advised by the Investment Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Operating Agreement indemnifies the Managers and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Information regarding the Board, including brief biographical information, is set forth below.

Independent Managers

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex* Overseen

__________________

* The “Fund Complex” consists of the Fund, the Master Fund, the Taxable Investor Feeder, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Venture Partners III, LLC, Excelsior Buyout Investors, LLC and UST Global Private Markets Fund.Set forth below is the name and certain biographical information for the Fund’s other executive officers, as reported by them to the Fund.

Officers of the Fund

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held

Manager Compensation

The following table sets forth certain information regarding the estimated compensation to be received by the Independent Managers for the fiscal year ending March 31, 2014 from the Fund and the “Fund Complex.” No compensation is paid by the Fund to Managers who are “interested persons,” as defined by the 1940 Act, of the Fund.

(1) Name of Person, Position	(2) Aggregate Compensation from the Fund*	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund Complex Paid to Managers**

[_____________], Manager		$0	0	$ [__]
[_____________], Manager		$0	0	$ [__]
[_____________], Manager		$0	0	$ [__]
[_____________], Manager		$0	0	$ [__]
[_____________], Manager		$0	0	$ [__]

* Estimated for the fiscal year ending March 31, 2014.

** The total compensation estimated to be paid to such persons by the Fund and Fund Complex for the fiscal year ending March 31, 2014. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation.

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Currently, the Independent Managers are each paid an annual retainer of $[_____]. The Independent Managers also will be reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Board is not expected to have a compensation committee.

Committees

The Board is expected to form an Audit Committee composed of all of the Independent Managers, the functions of which will be: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Investment Adviser, and, in certain cases, other affiliates of the Fund.

The Board is expected to form a Valuation Committee composed of all of the Independent Managers, whose function, subject to the oversight of the Board, will be to review the Fund’s valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Investment Adviser. The Valuation Committee will act in accordance with the Fund’s valuation procedures.

The Board is expected to form a Nominating Committee composed of all of the Independent Managers, whose function, subject to the oversight of the Board, will be to select and nominate persons for elections or appointment by the Board as managers of the Fund. The Nominating Committee will act in accordance with the Fund’s nominating committee charter.

Information about Each Manager’s Qualifications, Experience, Attributes or Skills

[Board information to be provided by amendment.]

ITEM 9.1(b)

Investment Adviser

Bank of America Capital Advisors LLC, 100 Federal Street, Boston, Massachusetts 02110, will serve as the Investment Adviser to the Master Fund, provide management services to the Fund and serve as the Special Member of the Fund for purposes of participating in the carried interest.

The Investment Adviser was created in 1998 principally to serve as an investment manager and advisor for third-party investors and Bank of America affiliates desiring investments in the private equity asset class. The Investment Adviser is registered as an investment adviser under the Advisers Act.

The Investment Adviser is part of Global Wealth & Investment Management (“GWIM”), a division of Bank of America that provides qualified clients with a range of alternative asset products. GWIM is the wealth and investment management division of Bank of America, which serves, among others, affluent, wealthy, ultra wealthy and institutional clients. As of December 31, 2012, GWIM entities managed total client assets of $698.0 billion, which includes assets under discretionary management and certain non-discretionary wrap assets.

Bank of America, a Delaware corporation headquartered in Charlotte, North Carolina, is a bank holding company and a financial holding company and is one of the world’s largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. Bank of America services more than 59 million consumer and small business relationships with more than 6,100 retail banking offices and more than 4 million small business owners through a suite of online products and services. The company serves clients in more than 150 countries and has relationships with 99 percent of the U.S. Fortune 500 companies and 83 percent of the Fortune Global 500. Bank of America stock is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchange.

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Investment Advisory Agreement

The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Fund, pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”).

In consideration for the services provided under the Investment Advisory Agreement, the Master Fund pays the Investment Adviser the Advisory Fee, a quarterly fee of 0.25% (1.00% on an annualized basis) as follows: (i) during the period from the initial closing until the fifth anniversary of the final closing, based on the total Underlying Commitments; and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value of the Master Fund. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund will not pay the Investment Adviser a separate fee under the Investment Advisory Agreement. The Fund does, however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Investment Adviser by the Master Fund.

[The Investment Advisory Agreement was approved by the Board (including a majority of the Independent Managers) at a meeting called for the purpose of such approval and held in person on [___________], 2013. The Investment Advisory Agreement is effective as of [___________], 2013 and terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Investment Adviser. After the initial term of two (2) years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder. The Investment Advisory Agreement also provides that if the Investment Advisory Agreement is terminated, for any reason, the Investment Adviser (or an affiliate) will still be entitled to collect the carried interest, if any, for any investments made during the term of the Investment Advisory Agreement.]

[The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Investment Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.]

[A discussion regarding the basis for the approval by the board of managers of the Master Fund of the Investment Advisory Agreement between the Investment Adviser and the Master Fund will be available in the Master Fund’s amended registration statement on Form N-2 pursuant to Section 8(b) of the 1940 Act.]

[The Advisory Fee is separate from and in addition to the carried interest of 5%, which the Investment Adviser will receive as a Special Member of the Fund. (See “Allocation of Profit and Loss; Distributions” below.)]

Management Agreement

[The Investment Adviser will also provide various management and administrative services to the Fund pursuant to the Management Agreement between the Fund and the Investment Manager. These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; supervising services provided by the Fund’s administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund’s expenses; reviewing subscription documents submitted by prospective Investors; preparing communications and quarterly reports to Investors; and coordinating the preparation of materials relating to meetings of the Board of Directors and meetings of Investors. Under the Management Agreement, the Investment Adviser also is responsible for the investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Investment Adviser the Management Fee, which is calculated and paid quarterly in arrears in an amount which is determined by applying the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the final closing, based on the portion of the Master Fund’s Underlying Commitments attributable to the Fund (based on the Fund’s commitments to the Master Fund relative to those of the other feeder funds invested in the Master Fund), and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value of the Fund.]

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[At a meeting held in person on [____________], 2013, the Board, including a majority of the Independent Managers, approved the Fund’s Management Agreement with the Adviser. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Adviser.]

ITEM 9.1(c)

Portfolio Management

The private equity investment management team (the “Portfolio Management Team”) is responsible for the day-to-day management of the Fund and serves as the day-to-day interface with Portfolio Fund Managers. The Portfolio Management Team and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The senior leadership of the Portfolio Management Team includes James D. Bowden and Matthew J. Ahern, whose biographies are listed below. They are supported by a team of associates and analysts, whose biographies are also listed below.

James D. Bowden, Managing Director and Executive Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund-of-funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his M.B.A. and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

Matthew J. Ahern, Senior Vice President and Director of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s PEP Funds group, which he joined in 2002. His responsibilities include sourcing and evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third-party investors. As part of his responsibilities, he holds a board seat at Ethertronics. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective Portfolio Funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

Seema Chetal, Director and Vice President of the Investment Adviser. Ms. Chetal is a Senior Portfolio Manager and Team Leader for Private Equtiy and Real Asset Investments at Bank of America Merrill Lynch Wealth Management. Ms. Chetal joined Merrill Lynch in March of 2005 and has 20 years of private capital investment experience, including private equity and leveraged lending. Her current responsibilities include investing in private equity and real estate funds, as well as publishing a monthly strategy paper advising clients on private equity investment strategy and portfolio construction. Prior to that, she worked as a due diligence and investment strategy consultant to private equity and mid-market companies. She previously worked at Citigroup's private equity group investing proprietary capital in co-investment opportunities as well as private equity and venture capital funds. Her responsibilities included sourcing, analyzing and monitoring deals. Prior to that, she was at GE Capital's corporate finance group and invested in bank loans and mezzanine debt to finance leveraged buy-outs. Seema received an M.B.A. from Columbia Business School in 1993. She was elected to Beta Gamma Sigma Honor Society and was on Dean’s list every semester. She received a Masters in Accounting and International Finance from Delhi School of Economics in 1989 and a Bachelors in Commerce (Honors) from Delhi University in 1987. She also holds a certificate in cost and works accounting.

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Emily J. DeGrado, Vice President. Ms. DeGrado joined the Investment Adviser in 2012. Her responsibilities include sourcing and evaluating prospective primary and secondary private equity and real estate fund investment opportunities, as well as managing and monitoring the Investment Adviser’s existing investments. Ms. DeGrado has over eight years of experience in the private equity industry. Prior to joining the Investment Adviser, she was most recently a vice president with Providence Equity Partners, a global private equity firm specializing in investments in media, communications, education and information services. From 2005 to 2009 she worked as a private equity consultant for Cambridge Associates, where she advised pensions, endowments and foundations, and family offices on their private equity and venture capital portfolios. Before joining Cambridge Associates, Ms. DeGrado completed an internship as a private equity and venture capital analyst with the Pennsylvania State Employees’ Retirement System. Ms. DeGrado graduated summa cum laude from Messiah College with a B.S. in Economics.

James R. Liljedahl, Vice President. Mr. Liljedahl joined the Investment Adviser in 2006. His responsibilities include the sourcing and evaluation of prospective primary and secondary fund investment opportunities within the buyout, venture capital, and opportunistic real estate sectors and actively managing numerous general partner relationships. In this capacity Mr. Liljedahl performs in-depth due diligence on prospective investments eventually summarizing those activities in an investment memorandum and presenting the findings to the Investment Committee. Additionally, Mr. Liljedahl is responsible for performing ongoing monitoring of investments, culminating in the preparation and distribution of periodic quarterly reports to investors. Mr. Liljedahl has also authored a number of papers related to the effects of broader macroeconomic factors on the private equity environment and conducted research on return dynamics and portfolio construction. Prior to joining the Investment Adviser, Mr. Liljedahl was an accounting manager within the Alternative Investments Group at Investors Bank and Trust, where he was responsible for the monitoring, accounting, valuation and reporting for a number of alternative investment funds. Mr. Liljedahl holds a B.A. in Physics from The College of the Holy Cross.

Michael R. Smith, CFA, Vice President. Mr. Smith joined the Investment Adviser in 2010. His responsibilities include sourcing and evaluating primary and secondary private equity and real estate fund opportunities. Additionally, Mr. Smith executes ongoing portfolio management responsibilities through the active monitoring of the Investment Adviser’s investments. Mr. Smith first joined Bank of America in 2008 as a member of the Consulting Services Group Domestic Equity team. Prior to joining Bank of America, Mr. Smith began his career in 2006 with Pyramis Global Advisors, a global asset management firm. Mr. Smith graduated cum laude from the University of Florida with a B.S. in Business Administration. He is a CFA charterholder.

Part B of this Registration Statement includes additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

ITEM 9.1(d)

Administrator

The Fund is expected to enter into an Administration Agreement (the “Administration Agreement”) with JD Clark & Company (the “Administrator”), under which the Administrator performs certain services for the Fund, including, among other things: (i) maintaining the register of Investors of the Fund; (ii) preparing Schedule K-1s and supplemental schedules; (iii) calculating and disseminating the NAV of the Fund; (iv) preparing and maintaining the Fund’s financial and accounting records and statements; (v) calculating any Advisory Fees and/or carried interest due; and (vi) preparing, sending, and following up on any drawdown notices to Investors.

ITEM 9.1(e)

Custodian

UMB Fund Services, Inc. (the “Custodian”) is expected to serve as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other client accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus client account. The Custodian’s principal business address is 803 W. Michigan Street, Milwaukee, Wisconsin 53233.

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ITEM 9.1(f)

The following summarizes the amounts and types of fees payable by the Fund and the treatment of fund expenses in connection with the operation of the Fund.

Placement Fees (Sales Load)

In connection with the subscription, certain Investors shall be required to pay a placement fee to [__________________] (the “Placement Agent”), which serves as placement agent of the Fund as follows:

Purchase Amount	Placement Fee

$50,000 < $150,000	2.50%

$150,000 < $500,000	2.00%

$500,000 < $1,000,000	1.50%

$1,000,000+	up to 1.00%

There is no placement fee for purchases of Interests by or on behalf of accounts for which the Investment Adviser or one of its affiliates (including the Placement Agent) acts in a fiduciary, advisory, custodial or similar capacity.

To receive a placement fee waiver in accordance with the above provisions, Investors must, at the time of purchase, give the Placement Agent sufficient information to permit confirmation of the qualification. Placement fee amounts, if any, are in addition to the Commitments made and are due upon acceptance by the Fund.

Advisory Fees

In consideration of the advisory and other services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the final closing, based on the total Underlying Commitments; and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value of the Master Fund.

Management Fees

In consideration for the services provided under the Management Agreement, the Fund will pay the Investment Adviser the Management Fee, which is calculated and paid quarterly in arrears in an amount which is determined by applying the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the final closing, based on the portion of the Master Fund’s Underlying Commitments attributable to the Fund (based on the Fund’s commitments to the Master Fund relative to those of the other feeder funds invested in the Master Fund), and (ii) beginning on the fifth anniversary of the final closing and thereafter, based on the net asset value of the Fund.

Carried Interest

In addition to the fees described above, the Investment Adviser will receive a carried interest of 5% (See “Allocation of Profit and Loss; Distributions” below).

Fund Expenses

The Fund bears all of its own expenses, including without limitation: all Management Fees payable to the Investment Adviser as well as the carried interest applicable to the Investment Adviser; the expenses of the Offshore Fund; and its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Offshore Fund); accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses, custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; interest expenses; any extra ordinary expenses; and such other expenses as may be approved from time to time by the Board.

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The Master Fund bears all of its own expenses, including without limitation: all investment related expenses (including, but not limited to, fees paid directly or indirectly to the Portfolio Funds or their managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes an investment account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Funds (including expenses associated with potential investments or dispositions that are not consummated); all costs and expenses associated with the establishment of investment accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel expenses of Managers; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Master Fund; and any extraordinary expenses. Drawdowns from Investors or distributions from Portfolio Funds may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility.

In addition, the Fund will bear its organizational expenses, and expenses relating to the offering and sale of units of Interests; provided that to the extent such organizational and offering expenses when aggregated with those of the Master Fund and the Taxable Investor Feeder exceed $500,000, the excess amount over $500,000 will be borne by the Investment Adviser.

Generally, the Portfolio Funds are expected to have management fees of approximately 1.0% to 2.5% of the Portfolio Fund’s commitments and carried interest allocations of 20% to 30% of the Portfolio Fund’s profits. Specific timing and priority of allocations and distributions will vary among the Portfolio Funds.

Except as set forth herein or in another agreement between the Fund or the Master Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund and the Master Fund.

Allocation of Profit and Loss; Distributions

The Fund maintains on its books a separate Capital Account for each Investor that contributes capital to the Fund. The initial balance of an Investor’s Capital Account will equal the amount of the initial drawdown of the Investor’s Commitment to the Fund and will be adjusted to reflect any additional drawdowns and distributions. The net profits or net losses of the Fund are credited to or debited against the Capital Accounts of each Investor as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Investor’s investment percentage is determined each fiscal period in a manner reflecting the distribution provisions of the Operating Agreement.

Distributions from the Fund are made as follows: (i) to the members of the Fund (including the Investors and the Investment Adviser in its capacity as a special member of the Fund) until they have received a 125% return of all drawn Commitments and (ii) then a 95%/5% split between the members and the Investment Adviser, respectively. The Investment Adviser will not receive any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the Commitments that the Fund intends to invest will have been drawn). For example, assume an Investor makes Commitments of $100,000, of which 90% is drawn by the Fund. Then the Investor will need to receive $112,500 ($90,000 x1.25) in distributions before any carried interest is withheld. After that investor receives the $112,500 in distributions, all future distributions will be split between the investors (95%) and the Investment Adviser’s carried interest (5%).

At the election of the Investment Adviser, the Master Fund may retain or recall for reinvestment proceeds received by the Master Fund from the Portfolio Funds up to an amount equal to the greater of (a) the total expenses incurred by the Master Fund through the date of calculation or (b) 20% of the Master Fund’s pro rata share of the Underlying Commitments. Amounts so retained will not be included in the calculation of an Investor’s contributed capital. Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are returned to the Fund by a Portfolio Fund (through the Offshore Fund and the Master Fund) which are subject to reinvestment in such Portfolio Fund, the Investment Adviser may, in its discretion, hold such amounts or distribute such amounts to the Investors. If such amounts are distributed to the Investors, each Investor’s unfunded Commitment will be increased by the amount of funds so returned.

Net Asset Valuation

[Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter after the Master Fund has received reports from the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the Valuation Committee of the Board on the advice of the Valuation Agent (as defined below). To determine NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. In determining its NAV, the Master Fund will value its investments as of such quarter-end. The NAV of the Fund will equal the value of the total assets (including the value of indirect investments in Portfolio Funds through the Master Fund), less all of the liabilities, including accrued fees and expenses. The NAV of the Fund may be calculated on a unitized basis by dividing the NAV of the Fund by the number of outstanding units of Interest. To the extent that the Fund invests in the Master Fund, the Fund’s NAV will be directly affected and related to the Master Fund’s NAV. To the extent that the Fund has assets and liabilities other than its investment in the Master Fund, such assets and liabilities will be valued as described herein.]

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[The Board and the Valuation Committee have approved procedures pursuant to which the Master Fund and the Fund will value their investments in Portfolio Funds at fair value based on information reasonably available at the time the valuation is made and the Master Fund and the Fund believe is reliable. The Board has delegated to the Fund’s investment adviser, administrator, fund accounting agent or other appropriate service provider, as determined by the Board (the “Valuation Agent”), general responsibility for determining, in accordance with these procedures, the value of the assets held by the Fund. The valuation procedures of the Master Fund and the Fund are substantially similar and the Fund and the Master Fund have the same Valuation Committee. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported by the Portfolio Fund at the time of the Master Fund’s and Fund’s valuations. As a general matter, the fair value of the Master Fund’s or the Fund’s interest in a Portfolio Fund will represent the amount that the Master Fund or the Fund could reasonably expect to receive from a Portfolio Fund if the Master Fund’s or the Fund’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Portfolio Funds in which the Master Fund and the Fund may invest will provide the Master Fund or the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Master Fund or the Fund, as applicable, believes to be reliable. In the event that the Valuation Agent determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current value, or in the event a Portfolio Fund does not report a quarter-end value to the Master Fund or the Fund on a timely basis, then the Portfolio Fund shall be valued at its fair value in accordance with the following procedures. In determining fair value, the Valuation Agent shall, in the exercise of good faith, recommend a value for such Portfolio Fund for approval by the Valuation Committee that it reasonably believes represents the amount the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund were able to redeem its interests in the Portfolio Fund at that time. Such recommended value shall consider the most recent value reported by the Portfolio Fund as well as any other relevant information reasonably available at the time the Master Fund or the Fund values its portfolio. In making such a recommendation and approving a valuation, the Valuation Agent and the Valuation Committee, respectively, will consider any factors that it believes may be relevant as indicated in the valuation procedures.]

[Prior to investing in any Portfolio Fund, the Valuation Agent will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available and otherwise utilize principles of fair value that the Valuation Agent reasonably believes to be consistent with those used by the Master Fund and the Fund for valuing their investments. Although the procedures approved by the Board provide that the Valuation Agent and the Valuation Committee will review the valuations provided by the Portfolio Funds, none of the Valuation Agent, the Board or the Valuation Committee will be able to confirm independently the accuracy of valuations provided by such Portfolio Funds (which may be unaudited).]

[In addition, through written and telephone communication and in-person meetings, the Valuation Agent will seek to maintain close relationships with the Portfolio Fund Managers in order to protect the interests of the Master Fund, the Fund and its Investors. Representatives of the Valuation Agent plan to regularly attend Portfolio Fund investor meetings. To keep abreast of each Portfolio Fund’s activities, the Valuation Agent will review their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which such underlying company reports are made available. The Valuation Agent monitors the continuing appropriateness of the valuation methodology being used for the Fund’s and the Master Fund’s investments.]

[The Fund’s and the Master Fund’s valuation procedures require the Valuation Agent and the Valuation Committee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Agent and the Valuation Committee will consider such information, and may conclude in certain circumstances that the value as reported by a Portfolio Fund does not represent the current value of the Mater Fund’s or the Fund’s interests in the Portfolio Fund. Following procedures adopted by the Board and the Valuation Committee, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund or the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Generally, neither the Master Fund nor the Fund would anticipate applying a discount or a premium to the NAV reported to it with respect to its Portfolio Fund investments because it is anticipated that the valuation methodologies used by the Portfolio Funds would already be reflective of the illiquid nature of the Master Fund’s or the Fund’s investment in such Portfolio Funds. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.]

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[The valuations reported by the Portfolio Fund Managers, upon which the Master Fund and the Fund calculate their quarter-end NAV and NAV per unit of Interest, may be subject to later adjustment, based on information reasonably available at that time. These valuations may be adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Portfolio Funds and their interests in portfolio companies or other assets. Circumstances that would justify an adjustment of the valuations reported to the Valuation Committee by the Portfolio Fund would include information available to the Valuation Committee that was not reflected in the valuations supplied by the Portfolio Funds. In reviewing each Portfolio Fund’s valuations the Valuation Committee considers any factors that it believes may be relevant, such as: (i) the Portfolio Fund’s valuation policies and practices and the Portfolio Fund’s history with valuation issues, such as whether the Valuation Agent or the Master Fund has experienced any valuation issues with the Portfolio Fund in the past; (ii) the type of investment securities held by the Portfolio Fund and whether there may be factors not reflected in the valuations supplied by the Portfolio Fund, such as material changes in the business or operations of the issuer, including the discontinuance of operations or an important component of operations or the commencement of insolvency or reorganization proceedings of a portfolio company owned by the Portfolio Fund, or any market for its securities; (iii) the pricing obtained in new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors; (iv) any relevant operational or non-investment issues that may affect the Portfolio Fund, such as bankruptcies or other issues of custodians or other service providers; (v) the value of publicly traded securities held by the Portfolio Fund; (vi) the valuation of the same investments held by different Portfolio Funds or third parties independent of the Valuation Agent; and (vii) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders current valuation an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Other adjustments may occur from time to time.]

[Prospective Investors should be aware that there can be no assurance that the fair values of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the Master Fund, the Fund and the Valuation Committee do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the NAVs of the Master Fund’s interests in those Portfolio Funds. The results of the Valuation Committee’s valuation of securities whose market value is not readily ascertainable will be based upon the Valuation Committee’s assessment of the fair value of such securities and their issuers on the recommendation of the Valuation Agent and, therefore, are the result of the Committee’s interpretation.]

[To the extent the Master Fund or the Fund purchases or holds securities, other than interests in Portfolio Funds, those securities will be valued in accordance with the Master Fund’s and the Fund’s valuation procedures. These procedures provide that:

Liquid Securities. Fund investments, other than Portfolio Funds, are valued according to the following procedures:

(i)	Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.

(ii)	Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange-traded options will generally be valued at the latest reported sale price on the exchange on which they trade. If there is no reported sale for an option on the valuation date, the option will generally be valued at the mean between the latest bid and asked prices. Over-the-counter options will generally be valued using the mean between the latest bid and asked prices. Over-the-counter options will generally be valued using the mean between the latest bid and asked prices. If market quotations are not readily available, these instruments may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Valuation Committee.

(iii)	Debt securities may be valued in accordance with the procedures described in (i) above. In addition Debt securities may be valued by using a third party pricing service approved by the Board, which employs a matrix to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yields, spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). The Valuation Agent will monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Committee to represent fair value.

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(iv)	All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of the securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

Illiquid Securities. On a quarterly basis, for illiquid securities for which no market quotations are readily available (other than interests in Portfolio Funds) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation (other than interests in Portfolio Funds) will remain at cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Valuation Agent, in the following circumstances:

(i)	The market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors in the following circumstances: a meaningful secondary market is established for an illiquid security, in which event valuation will be on the basis of that price (with due regard for market liquidity), or a meaningful private or public investment or merger or acquisition is subsequently consummated at a different price for the security, in which event valuation will be on the basis of such price.

(ii)	The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, liquidation value (if appropriate), an assessment of the investee company’s future prospects, and an assessment of the investee company’s risks (associated with products, current stage of development, geographic location or other relevant factors).

Other Fair Valuations. In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the Valuation Committee will fair value the investment based on a recommendation from the Valuation Agent. The following factors, as relevant, may be taken into account in determining fair value:

(i)	the nature and price (if any) of the investment and the nature and expected duration of the event, if any, giving rise to the valuation issue;

(ii)	whether market quotations for the investment are available, pricing history of the security and trading volumes on markets, exchanges or among dealers;

(iii)	information as to any transactions or offers with respect to the security;

(iv)	volatility of the security or a related index;

(v)	possible valuation methodologies that could be used to determine the fair value of the investment, including valuation by reference to other financial instruments, including trading in similar securities, depository receipts, derivative instruments, closed-end or exchange-traded fund trading or exchange-traded baskets of securities;

(vi)	cost of the investment and, for restricted securities, any discount from the market value of unrestricted securities of the same class at the time of purchase and the existence of a shelf registration for restricted securities;

(vii)	changes in interest rates;

(viii)	government actions or pronouncements or other news events;

(ix)	analyst reports;

(x)	fundamental analytical data and internal models;

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(xi)	whether other portfolios serviced by the Valuation Agent or its affiliates hold the same or similar investments and the method used to value the investments in those portfolios;

(xii)	whether the issuer of the investment has other securities outstanding and, if so, how those securities are valued;

(xiii)	the extent to which the fair value to be determined for the investment will result from the use of data or formulae produced by third parties independent of the Valuation Agent;

(xiv)	the liquidity or illiquidity of the market for the investment; and

(xv)	any other relevant factors or considerations.]

[Investments valued by the Valuation Committee pursuant to these fair valuation procedures shall be carried at such valuation until a market quotation becomes available or the Valuation Committee otherwise approves a change in valuation on the recommendation of the Valuation Agent.]

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the NAV of the Master Fund and/or the Fund if the judgments of the Board, the Valuation Committee, the Valuation Agent and/or Portfolio Fund Managers should prove incorrect.

ITEM 9.1(g) Not Applicable.

ITEM 9.2 Not Applicable.

ITEM 9.3

Before the commencement of the Fund’s operations, the Investment Adviser (or an affiliate of the Investment Adviser) may be deemed to control the Fund. As sole member of the Fund, Steven L. Suss may be deemed to be a control person of the Fund. However, Mr. Suss shall withdraw from the Fund immediately preceding the commencement of operations of the Fund.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.

The Fund is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes. The beneficial interest in the Fund shall be divided into interests (the “Interests”). The number of Interests in the Fund shall be unlimited. All Interests issued by the Fund shall be fully paid and nonassessable, except to the extent of any unfunded capital commitments. Interest holders shall have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Fund. The Fund will establish on its books a separate Capital Account in respect of each member of the Fund (i.e., the Investors and the Investment Adviser in its capacity as a special member of the Fund). Net profits and net losses of the Fund for each quarter are allocated on the last business day of that quarter (or at such other times as the Board, in its discretion, may determine) among the Capital Accounts maintained for members in proportion to the relative balances in such Capital Accounts. The Fund will make distributions as received from Portfolio Funds in accordance with Capital Accounts distributions. An investment in the Fund involves substantial restrictions on liquidity and its Interests are not freely transferable. There is no market for the Interests, and no market is expected to develop. Consequently, Investors may be unable to redeem or liquidate their Interests.

Investors in the Fund must be “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, and “qualified clients” as defined in Rule 205-3 under the Advisers Act. The Investment Adviser may decline to admit any Investor. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. Investors generally will be required to represent to the Fund that such Investor:

•	is investing in the Fund for its own account, for investment purposes only, and not with a view to distributing Interests;

•	is a sophisticated Investor capable of evaluating the risks and merits of an investment in the Fund;

•	has had access to sufficient information needed to make an investment decision about the Fund;

•	can tolerate illiquidity, which is characteristic of privately placed securities in general and this investment in particular;

•	satisfies the standards of an “accredited investor” as set forth in Regulation D under the Securities Act; and

•	satisfies the “qualified client” standards of Rule 205-3 under the Advisers Act.

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Summary Of Operating Agreement

The following is a summary description of additional items and of select provisions of the Operating Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Operating Agreement contained as an exhibit.

Liability of Investors

Investors of the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the Operating Agreement, an Investor will be liable for the debts and obligations of the Fund only to the extent of its capital commitments and any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and an Investor, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Investor.

Duty of Care

The Operating Agreement provides that neither the Managers nor, if applicable, the Investment Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their duties. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor’s Capital Account or for contributions by such Investor to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Dissolution and Liquidation

The Fund will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Operating Agreement;

•	upon the affirmative vote by the Managers, subject, to the extent required by the 1940 Act, to the consent of the Investors;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Fund; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Managers or a liquidator acting as such under appointment by the Managers is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Operating Agreement.

Upon the dissolution of the Fund, its assets are to be distributed to its members in accordance with the positive balance in their respective Capital Accounts, after providing for all obligations of the Fund.

Voting

Each Investor has the right to cast a number of votes equal to the number of Interests held by such Investor at a meeting of Investors called by the Managers. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund’s agreement with any investment adviser to the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Investors

The Fund will furnish to Investors, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete their U.S. federal income tax or information returns, along with any other tax information required by law. The Fund will not be able to provide final K-1s to Investors for any given tax year until significantly after April 15 of the following year. The Fund will provide Schedule K-1s as soon as practicable after it receives all necessary information.

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Fiscal Year

The Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending December 31.

ITEM 10.2.  Not applicable.

ITEM 10.3.  Not applicable.

ITEM 10.4.

The Fund intends to be classified as a partnership and not as an association taxable as a corporation for federal tax purposes or a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund should not be subject to federal income tax, and each Investor will be required to report on its own annual tax return such Investor’s share of the Fund’s taxable income or loss.

If it were to be determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

ITEM 10.5.

After the date of filing of this Registration Statement, the Interests will be issued to Investors in the Fund.

ITEM 10.6.  Not applicable.

ITEM 11.  Not applicable.

ITEM 12. Not applicable.

ITEM 13. Not applicable.

30

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14. Not applicable.

ITEM 15. Not applicable.

ITEM 16. Not applicable.

ITEM 17. INVESTMENT OBJECTIVE AND POLICIES.

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Fund.

ITEM 18. MANAGEMENT.

Information about the Managers and officers of the Fund, their roles in the management of the Fund, the compensation of the Managers, and the committees of the Fund is included in Part A of this Registration Statement.

The Investment Adviser and its affiliates (and the directors/trustees, officers and employees) may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by these parties that are the same, different from or made at different times from positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser has each adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics for the Fund and the Investment Adviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics also is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors/trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Personnel of the Investment Adviser serve as portfolio managers to certain clients and registered and unregistered investment companies that may utilize an investment program that is substantively similar to that of the Fund. In addition, the Investment Adviser currently serves, or may in the future serve, as investment advisers to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Investment Adviser’s investment management activities may present conflicts between the interests of the Fund and those of the Investment Adviser, and, potentially, among the interests of various accounts managed by the Investment Adviser principally with respect to allocation of investment opportunities among similar strategies.

Future investment activities of the Investment Adviser and its affiliates and its principals, partners, director/trustees, officers or employees may give rise to conflicts of interest other than those described above.

Each Investor has the right to cast a number of votes equal to the number of Interests held by such Investor at a meeting of Investors called by the Fund’s Managers. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Investment Advisory Agreement, in each case to the each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Investors in their capacity as members of the Fund are not entitled to participate in the management or control of the Fund’s business, and may not act or bind the Fund.

The Fund, through its investment in the Master Fund, may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital, through its investment in the Master Fund, from a Portfolio Fund in which the Fund, through its investment in the Master Fund, and certain of its affiliates hold 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act provisions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase, through its investment in the Master Fund, non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

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The Fund does not presently intend to invest, through its investment in the Master Fund, in Portfolio Funds managed by the Investment Adviser or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

Proxy Voting Policies and Procedures. Under the 1940 Act, the Board has a right and an obligation to vote proxies relating to the Fund’s securities as part of their general fiduciary obligations to the Fund and its Investors. Because of its investments in the Master Fund, the Fund generally does not receive proxy solicitations. However, the Board has adopted the proxy voting policies and procedures of the Investment Adviser as the Fund’s proxy voting policies and procedures. Subject to the Board’s oversight, the Fund has delegated responsibility to vote any proxies the Fund may receive to the Investment Adviser. The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Fund in a manner that serves the best interests of the Fund. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix A to this Part B.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of the date of this Registration Statement, no officer or Manager of the Fund currently owns any of the outstanding Interests in the Fund.

Before the commencement of the Fund’s operations, Bank of America Capital Advisors LLC, 100 Federal Street, Boston, MA 02110 may be deemed to control the Fund. As the sole member of the Registrant, Steven L. Suss is deemed to be a control person of the Registrant. In addition, by virtue of Mr. Suss being an officer of the Investment Adviser, the Investment Adviser may be deemed a control person of the Registrant. However, Mr. Suss shall withdraw from the Fund immediately preceding the commencement of operations of the Fund and, thus, at such time, the Investment Adviser would no longer be deemed a control person of the Registrant. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

Information of the investment management and other services provided for or on behalf of the Fund is contained in Part A of this Registration Statement.

PricewaterhouseCoopers LLP is expected to serve as the independent registered public accounting firm of the Fund.

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, is expected to act as counsel to the Fund, the Investment Adviser and certain of its affiliates.

Walkers, Walker House, 87 Mary Street George Town, Grand Cayman KY1-9001, Cayman Islands is expected to serve as legal counsel to the Offshore Fund.

Stroock & Stroock & Lavan LLP is expected to act as counsel to the Independent Managers.

The Fund is registered under the 1940 Act as a closed-end management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on March 18, 2013. The Fund’s principal place office is located at 100 Federal Street, Boston, MA 02110. The telephone number is (866) 921-7951.

ITEM 21. PORTFOLIO MANAGEMENT.

In addition to that provided below, other information may be found in Item 9 of Part A of this Registration Statement.

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James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$246,612,111	24	$2,227,065,648	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$248,612,111	17	$1,800,683,148	0	N/A

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$460,232,111	25	$2,313,625,648	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$312,627,111	18	$1,837,243,148	0	N/A

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members manage other accounts with investment strategies similar to the Fund and the Master Fund, and may in the future manage other accounts with such strategies, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others that could result in other accounts outperforming the Fund and the Master Fund. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Master Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Investment Opportunities May Be Allocated to Investment Adviser Affiliates. Affiliates of the Investment Adviser may be interested in some of the same investment opportunities as the Investment Adviser. Accordingly, an affiliate of the Investment Adviser may make an investment that would otherwise be appropriate for the Master Fund. As among the Master Fund and the Investment Adviser’s other fund-of-funds vehicles or other clients, investment opportunities presented to the Investment Adviser will be allocated in a fair and equitable manner among the Investment Adviser’s existing clients. Opportunities that are suitable for more than one of the Investment Adviser’s fund-of-funds vehicles, including the Master Fund, or other clients and for which there is insufficient capacity to fulfill each fund-of-funds vehicle’s or other client’s need, will be allocated among such clients pro rata in proportion to its amount available to invest in such opportunity.

The Master Fund may invest in Portfolio Funds in which the Investment Adviser and/or its affiliates (including, to the extent permitted by applicable law, other fund-of-funds products that have been or may be established by the Investment Adviser and/or its affiliates) has an investment, and the Investment Adviser and/or its affiliates may invest in Portfolio Funds in which the Master Fund and the Fund has made an investment. The Board has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Investment Adviser.

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The Investment Adviser may aggregate orders for its clients, including the Master Fund and the Fund, and aggregate such orders with those for clients of affiliates when it is determined that it is in the best interests of its clients. However, in order to avoid even the appearance that all participants in the aggregation are not treated fairly and equitably, the Investment Adviser has adopted procedures governing the aggregation of orders and their subsequent allocation to participating accounts.

The Investment Adviser is not obligated, however, to invest for the Master Fund and the Fund in any Portfolio Fund that Bank of America, or its affiliates, may acquire for its or their own accounts if the Investment Adviser concludes that it is not in the best interests of the Master Fund and the Fund to acquire a position in such Portfolio Fund. The Investors in the Fund will not benefit from investments made by Bank of America and its other affiliates.

Each member of the Portfolio Management Team is a senior executive from business units within GWIM. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member’s specific compensation and the Fund’s or the Master Fund’s investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member’s experience and ultimate responsibilities within each member’s respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member’s annual bonus and equity awards are discretionary awards distributed after measuring each member’s contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual’s business unit, and are not directly related to the performance of the Fund, the Master Fund or any other portfolio relative to any benchmark, or to the size of the Fund or the Master Fund. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (e.g., adherence to internal and external policies), business management and strategic business input to the business platform.

As of the date of this Registration Statement, no member of the Portfolio Management Team owns Interests in the Fund.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES.

Each Portfolio Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On many foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund, it is expected that each Portfolio Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors, such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Fund Manager generally will seek reasonably competitive commission rates, a Portfolio Fund Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Brokerage practices adopted by Portfolio Fund Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Portfolio Fund Manager may place orders for a Portfolio Fund with brokers that provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Managers or their affiliates in providing services to clients other than the Portfolio Funds. In addition, not all of the supplemental information is necessarily used by a Portfolio Fund Manager in connection with the Portfolio Fund it manages. Conversely, the information provided to a Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager or its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to the Portfolio Fund.

Based on representations in the Portfolio Funds’ offering documents, the Fund generally believes that Portfolio Funds will follow practices similar to those described above. The Fund has no control over Portfolio Fund brokerage arrangements or operations and there is a risk of Portfolio Fund misconduct.

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ITEM 23. CERTAIN TAX CONSIDERATIONS.

U.S. Federal Income Tax Considerations

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its Investors which should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency, nor has it obtained an opinion of counsel with respect to any of the tax issues affecting the Fund.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the “Regulations”), rulings and other administrative pronouncements all as in effect on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor, to all Investors that acquire Interests other than for cash, to all Investors that are not United States persons within the meaning of the U.S. federal income tax laws, or to certain Investors subject to special treatment under the federal income tax laws, such as banks and certain other financial institutions, insurance companies, trusts, securities brokers or dealers, and, except as explicitly discussed below, tax-exempt organizations.

THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL TAX CONSEQUENCES AND ANY OTHER POTENTIAL TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR OTHER RELEVANT TAXING JURISDICTION ARISING FROM THE HOLDING OR DISPOSAL OF INTERESTS IN THE FUND.

This summary outlines certain significant U.S. federal income tax principles that are likely to apply to the Fund, the Offshore Fund and the Master Fund, as well as to Investors of the Fund, given the anticipated nature of the activities of the Fund, the Offshore Fund, the Master Fund and the Portfolio Funds. In some cases, the activities of an Investor other than the investment in the Fund may affect the tax consequences to such Investor of an investment in the Fund. The discussion below assumes that the Investors are U.S. persons that are generally exempt from taxation in the United States, including 401(k) plans and IRAs. Such Investors are referred to in this Registration Statement as “Eligible Investors,” and also as “Tax-Exempt Investors.”

Classification of the Fund and the Master Fund

The Investors will receive an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Fund, that the Fund, as it is constituted on the date of the opinion, will be classified as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes. Similarly, based upon the provisions of the Code and the Treasury Regulations, as currently in effect, the Master Fund expects that it will be classified as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes.

Assuming that each of the Fund and the Master Fund is treated as a partnership for U.S. federal income tax purposes, neither the Fund nor the Master Fund will be subject to U.S. federal income tax. Rather, the Master Fund’s items of income, gain, loss, deduction and credit will be allocated to its partners, including the Offshore Fund, and the Master Fund’s partners, including the Offshore Fund, will generally be treated for U.S. federal income tax purposes as if they had derived their shares of those items directly. Similarly, the Fund’s items of income, gain, loss, deduction and credit will be allocated to the Investors, with the result that the tax consequences to an Investor of owning Interests will generally be the same as the tax consequences of directly owning shares of the Offshore Fund.

The Fund and/or Master Fund could fail to qualify as a partnership for U.S. federal income tax purposes in future years as a result of a variety of developments including, without limitation, (i) modifications of the law governing the classification of entities as partnerships and (ii) characterization of the Fund and/or Master Fund as a “publicly traded partnership” as a result of the volume and nature of contributions of capital and redemptions and transfers of interests in the Fund and/or Master Fund. While there can be no assurance, the Fund and the Master Fund each expects that it will not be characterized as a publicly traded partnership for U.S. federal income tax purposes in future years based upon its anticipated ability to either (i) qualify for a safe harbor or (ii) be able to satisfy a general facts and circumstances test under applicable Treasury Regulations. Failure to qualify as a partnership would result in the Fund and/or Master Fund (as the case may be) being treated as a corporation for U.S. federal income tax purposes. As a corporation, the Fund or Master Fund (as the case may be) would generally be subject to an entity-level U.S. federal income tax, and distributions made by the Fund or Master Fund (as the case may be) out of its earnings and profits would be treated as dividends for U.S. federal income tax purposes. Any dividend distribution by the Master Fund to the Offshore Fund would be subject to U.S. withholding tax at the rate of 30%.

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Classification and Taxation of the Offshore Fund

The Offshore Fund will be treated as a corporation for U.S. federal income tax purposes. The Offshore Fund will invest substantially all of its investable assets in the Master Fund, and substantially all of the Offshore Fund’s income will consist of its share of the Master Fund’s income, gains, losses, deductions and credits.

In general, the Investment Adviser expects that the Master Fund will not derive a substantial amount of income that is treated as effectively connected with a U.S. trade or business (“effectively connected income”). Because the Master Fund will not control the Portfolio Funds, however, it can make no assurances with respect to the amount of effectively connected income that it may derive. The Offshore Fund (i) will be liable for U.S. federal income tax in respect of its share of the Master Fund’s net effectively connected income, at the same rates as are applicable to U.S. corporations (currently, 35%) and (ii) will be subject to U.S. branch profits tax at a flat rate of 30% on its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to its share of the Master Fund’s effectively connected income.

Assuming that such income does not constitute effectively connected income, the Offshore Fund’s share of U.S. source dividends, U.S. source interest (other than “portfolio interest,” interest on bank deposits and original issue discount on certain short-term obligations) and certain other U.S. source “fixed or determinable annual or periodical income” derived by the Master Fund will be subject to U.S. withholding tax at the rate of 30%. While U.S. source “portfolio interest,” interest on bank deposits and original issue discount on certain short-term obligations are exempt from this withholding tax, there can be no assurance that all of the Master Fund’s U.S. source interest income will qualify for one of these exemptions.

On May 18, 2010, Congressman Doggett introduced in the U.S. House of Representatives a bill entitled the “International Tax Competitiveness Act of 2010,” which if enacted as proposed, may adversely affect the Fund. The bill would treat as a U.S. corporation certain foreign corporations that have aggregate gross assets of $50 million or more at any time during the taxable year or any preceding taxable year, whether such assets are held directly or indirectly, if (1) the assets of the foreign corporation consist primarily of assets that are managed on behalf of investors and (2) the decisions about how to invest the assets are made in the U.S. If such a provision is enacted and applies to the Offshore Fund, the Fund would cease to be a tax-efficient vehicle for its shareholders because the Offshore Fund would become subject to U.S. federal corporate income tax on its worldwide income. However, as proposed, the provision would become effective only for taxable years beginning on or after two years from the date of enactment, so there would be some time during which the structure of the Fund could be changed in response to a change in the law.

Cayman Islands Tax Considerations

The Government of the Cayman Islands, will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Offshore Fund or its members. The Cayman Islands are not party to any double taxation treaties.

The Offshore Fund has applied for and can expect to receive an undertaking from the Governor-in-Council of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (1999 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Offshore Fund or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on the shares, debentures or other obligations of the Offshore Fund or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Offshore Fund to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Offshore Fund.

Although such undertakings are routinely granted, if the Offshore Fund does not receive the undertaking, the tax treatment of the Offshore Fund and the Fund will, under current Cayman Islands law, be the same as it would have been if the Offshore Fund had received the undertaking. However, failure to obtain the undertaking could expose the Offshore Fund and the Fund to potential future tax liability in the event the Cayman Islands enacted a law imposing taxes on the Offshore Fund.

ITEM 24. FINANCIAL STATEMENTS.

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.

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PROXY VOTING POLICIES AND PROCEDURES

ALTERNATIVE INVESTMENT ADVISORS
Banc of America Investment Advisors, Inc.
Bank of America Capital Advisors, LLC
U.S. Trust Hedge Fund Management, Inc.
(Collectively, “AI Advisors”)

Applicability: Section 1.7 – Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed: May 2012

Applicable Regulations

•	Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)

•	SEC Form N-PX

•	Department of Labor Interpretive Bulletin 08-2

•	Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)

•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An SEC-registered investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy

In cases where the Adviser has been delegated voting authority over Clients’2 securities, such voting will be in the best economic interests of the Clients.

Procedures for Achieving Compliance

The Adviser generally invests on behalf of its Clients in limited partnership interests, limited liability company interests, shares or other equity interests issued by private funds (“Underlying Funds”). The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of the Underlying Funds.

The Adviser may also invest on behalf of its Clients in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities of private companies. Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

2 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain portions of the 1940 Act, Private Funds that are “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“Plan Asset Funds”) and other institutional and high net worth investors (“Managed Accounts”). For the purposes of this policy, Clients do not include Private Funds or RICs that are sub-advised by third parties if the sub-adviser has been delegated the authority to vote proxies.

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On rare occasions, a Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the Adviser will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client. The Adviser may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the Client held the security prior to the security’s liquidation.

For hedge fund Clients, it is the Alternative Investment group’s3 (“AI”) policy to waive its Clients’ voting rights related to their investments in Underlying Funds by the Adviser sending a written notification of waiver to each Underlying Fund at the time of investment, or at a reasonable time thereafter. Under no circumstances shall this notification be sent after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in an Underlying Fund.

For private equity Clients, except with respect to Adverse Measures (as defined below), in determining how AI should vote a security, AI Portfolio Management shall:

•	recommend against adoption of a measure if AI Portfolio Management determines in its discretion that such measure, if adopted:

•	would result in the affected Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

•	has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

•	recommend adoption of a measure if AI Portfolio Management in its discretion determines that such measure, if adopted:

•	would not result in the affected Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

•	has a reasonable probability of enhancing the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Adviser on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which Clients invest. Such votes are typically by written consent and no investor meeting is generally called. Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy. It is also anticipated that frequently an Underlying Fund will request the Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•	AI Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•	Adoption of such Adverse Measure would not result in the Client holding the related security in violation of its investment objective(s), policies or restrictions.

Conflicts of Interest:

AI Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Adviser or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who, together with AI Portfolio Management, will determine if a potential conflict exists and in such cases contact the AI Conflicts Officer for resolution. The Adviser will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

3 The Alternative Investments group (“AI”) includes the Adviser and various operating groups that support the Adviser and products within the Global Wealth and Investment Management division of Bank of America Corporation.

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•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and, if a conflict exists,

•	assessed whether such conflict is material or not; and, if material,

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Clients:

AI will deliver a copy of the Adviser’s Form ADV Part 2A to current and prospective Clients. The referenced document contains a summary of AI’s proxy voting policies and procedures.

Responses to Client Requests:

AI will, upon the reasonable request of a current or prospective Client, provide such current or prospective Client with a copy of the then current version of this Policy.

AI will, upon the reasonable request of a current Client, provide notification of how AI voted proxies on behalf of such Client during the prior one year period.

AI will track proxy policy and proxy voting record requests it receives from current and prospective Clients.

Supervision

The heads of the AI Portfolio Management teams are responsible for supervising the implementation of this policy. In addition, the appropriate AI Investment Committee(s) is responsible for overseeing the implementation of this policy.

Escalation

AI associates must promptly report all unapproved exceptions to this policy to their supervisor, who will report the unapproved exception to the appropriate AI Investment Committee(s) and the AI Compliance Executive, who together will determine the remedial action to be taken, if any. The Compliance Executive will report all exceptions to the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and the boards of directors for RICs, if applicable.

The Adviser may deviate from this policy only with written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

Monitoring/Oversight

AI Compliance is responsible for monitoring compliance with this policy on an ongoing basis. As needed, but not less than annually, AI Compliance will request from Portfolio Management a list of all proxies voted during a given period. AI Compliance will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy. Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping

Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years. Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request

•	AI Investment Committee meeting minutes

•	Proxy Voting Record

•	Records Required for Form N-PX (RICs Only)

•	Other documents as prescribed in Rule 204(2)(c)-17

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PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS.

1.	Registrant has no assets and financial statements are omitted.

2.	Exhibits.

(a)(i)	Certificate of Formation dated March 18, 2013, filed herewith.

(a)(ii)	[To be provided by amendment.]

(b)	Not applicable.

(c)	Not applicable.

(d)	See Item 25(2)(a)

(e)	Not applicable.

(f)	Not applicable.

(g)	[To be provided by amendment.]

(h)	[To be provided by amendment.]

(i)	Not applicable.

(j)	[To be provided by amendment.]

(k)(i)	[To be provided by amendment.]

(k)(ii)	[To be provided by amendment.]

(k)(iii)	[To be provided by amendment.]

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(i)	[To be provided by amendment.].

(r)(ii)	[To be provided by amendment.].

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ITEM 26. MARKETING ARRANGEMENTS.

Not applicable. Interests will be issued solely in transactions not involving any “public offering” within the meaning of Section 4(2) of the Securities Act.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Not applicable.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES.

Set forth below is the number of record holders as of [_____________], 2013, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Limited Liability Company Interests	[0]

ITEM 30. INDEMNIFICATION.

Registrant’s Operating Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Managers and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Operating Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of the Investment Adviser is, or at any time during the past two fiscal years has been, engaged is set forth in Part B of this Registration Statement and/or incorporated by reference to the Form ADV filed by the Investment Adviser with the SEC pursuant to the Advisers Act. The principal business address of the Investment Adviser is 100 Federal Street, Boston, MA 02110.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, JD Clark & Company, located at 2225 Washington Boulevard, Suite 300, Ogden, Utah 84401-1409, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 100 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

ITEM 33. MANAGEMENT SERVICES.

Not applicable.

ITEM 34. UNDERTAKINGS.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York on the 26th day of March 2013.

EXCELSIOR PRIVATE MARKETS FUND III (TE), LLC

By:	/s/ Steven L. Suss
Name: Steven L. Suss
Title: Initial Member

EXCELSIOR PRIVATE MARKETS FUND III (MASTER), LLC

By:	/s/ Steven L. Suss
Name: Steven L. Suss
Title: Initial Member

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EXHIBIT INDEX

(a)(i) Certificate of Formation dated March 18, 2013